SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 19, 2003

                                     000-21669
                            ------------------------
                            (Commission File Number)

                              Digital Lightwave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                               NO. 95-4313013
----------------------------                                  ------------------
(State or other jurisdiction                                   (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              15550 Lightwave Drive
                              CLEARWATER, FL, 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 442-6677




Item 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

	On February 19, 2003, Digital Lightwave, Inc., accepted the resignation of Mark E. Scott as Executive Vice President, Finance, Chief Financial Officer and Secretary of Digital. As soon as practicable, the Board of Directors of Digital will appoint a new Chief Finanical Officer and Secretary to fill the positions left by Mr. Scott's resignation. During the interim period, Joseph Ebner, Digital's controller, will be performing the duties of the Chief
Financial Officer until a new Chief Financial Officer is appointed.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a)	Financial statements of Business Acquired.

		Not applicable.

	(b)	Pro forma Financial Information.

		Not applicable.

	(c)	Exhibits.

		Not applicable.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

February 24, 2003
----------------
    (Date)


DIGITAL LIGHTWAVE, INC.


BY: /s/ JAMES GREEN
    ---------------------
James Green
Chief Executive Officer and President
(Principal Executive Officer)


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